UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 2, 2017

Date of Report (date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(exact name of registrant as specified in its charter)

Pennsylvania	001-09718	25-1435979
(state or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

The Tower at PNC Plaza

300 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2401

(Address of principal executive offices, including zip code)

(888) 762-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 7, 2017, The PNC Financial Services Group, Inc. (the “Corporation”) completed the public offer and sale of $575,000,000 aggregate principal amount of its Floating Rate Senior Notes due August 7, 2018 (the “Notes”). The Notes were sold pursuant to an Underwriting Agreement dated February 2, 2017 (the “Underwriting Agreement”) entered into by the Corporation, J.P. Morgan Securities LLC and PNC Capital Markets LLC. The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated into this Item 8.01 by reference.

The Notes were issued under an Indenture, dated September 6, 2012 (the “Indenture”), between the Corporation and The Bank of New York Mellon, as trustee.

The underwritten offering described in this Current Report on Form 8-K is more fully described in the prospectus supplement, dated February 2, 2017 and filed with the Securities and Exchange Commission (the “Commission”) on February 3, 2017, to the accompanying prospectus filed with the Commission on February 29, 2016, as part of the Company’s Registration Statement on Form S-3ASR (File Nos. 333-209782) (the “Registration Statement”). The above description of the Underwriting Agreement and the Indenture is qualified in its entirety by reference to the full text of such agreements. Copies of the Underwriting Agreement, the Indenture, and the Form of Note, are filed or incorporated by reference as Exhibits 1.1, 4.1 and 4.2 respectively.

A copy of the legality opinion delivered by Christi L. Davis, counsel to the Corporation in connection with the issuance of the Notes, is attached hereto as Exhibit 5.1.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection with the issuance of the Debt Securities as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed on the Exhibit Index accompanying this Form 8-K are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2017	The PNC Financial Services Group, Inc.

	By:	/s/ Gregory H. Kozich
Name: Gregory H. Kozich
Title: Senior Vice President and Controller

EXHIBIT INDEX

Number	Description	Method of Filing

1.1	Underwriting Agreement, dated as of February 2, 2017, among the Corporation, J.P. Morgan Securities LLC, and PNC Capital Markets LLC	Filed herewith

4.1	Indenture, dated as of September 6, 2012, between the Corporation and The Bank of New York Mellon	Incorporated herein by reference to Exhibit 4.19 of the Registrant’s Registration Statement on Form S-3 filed on January 15, 2010, as amended by Post-Effective Amendment No. 1 filed on September 6, 2012 (File No. 333-164364)

4.2	Form of Floating Rate Senior Note due August 7, 2018	Filed herewith

5.1	Opinion of Christi L. Davis	Filed herewith

23.1	Consent of Christi L. Davis (included in Exhibit 5.1)	Filed herewith